MERRILL LYNCH
INTERNATIONAL
EQUITY FUND








FUND LOGO








Semi-Annual Report

November 30, 1996




This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch
International
Equity Fund
Box 9011
Princeton, NJ


Printed on post-consumer recycled paper



MERRILL LYNCH INTERNATIONAL EQUITY FUND


International
Stock Market
Performance


Total Return in US
Dollars* of the Fund's
Top Ten Country Positions
For the Three-Month Period
Ended November 30, 1996

Bar Graph Depicting Total Return in US Dollars* of the Fund's Top
Ten Country Positions For the Three-Month Period Ended November 30,
1996

Japan                                     - 2.2%
Brazil                                    + 1.1%
Germany                                   + 7.1%
Malaysia                                  + 8.5%
Italy                                     + 9.6%
Australia                                 +10.5%
United Kingdom                            +12.8%
France                                    +13.6%
Sweden                                    +15.1%
Hong Kong                                 +19.7%

Source: Financial Times/S&P--Actuaries Index.

[FN]
*For the three-month period ended November 30, 1996, total investment return in US dollars for the Financial Times/S&P--
 Actuaries World (Ex-US) Index was +5.71%.



DEAR SHAREHOLDER


International equity markets rallied significantly during the three months ended November 30, 1996. The sharp rise reflected the combined impact of a weakening in both the yen and the Deutschemark against the US dollar and a decline in global bond yields. Weaker currencies and lower interest rates increased investor expectations of future profits growth. Overall, the total return of the unmanaged Financial Times/Standard & Poor's--Actuaries World (Ex-US) Index was +5.7% in US dollar terms, during the November quarter. The total return for the unmanaged Financial Times/Standard & Poor's-- Actuaries US Index was +16.3%.

For the quarter ended November 30, 1996, total returns for Merrill Lynch International Equity Fund's Class A, Class B, Class C and Class D Shares were +3.10%, +2.89%, +2.92% and +3.11%, respectively. (Results shown do not reflect sales charges, and would be lower if sales charges were included. Complete performance information, including average annual total returns, can be found on pages 4--7 of this report to shareholders.) The Fund's underperformance during the November period reflected our underweighting in European markets and overweighting in emerging markets. For example, according to the unmanaged Financial Times/Standard & Poor's--Actuaries Europe (Ex-
UK) Index, the continental European equity total return for the three months ended November 30, 1996 was +8.6% in US dollar terms. Over the past three months, the International Finance Corporation's Investibles Index (an unmanaged broad emerging markets index) rose by only 0.8%. Our decision to retain an 18%--20% US dollar-bloc exposure benefited performance, as the US dollar bloc was generally strong. The Fund's underweighted position in Japanese stocks also benefited performance, as Japanese equities returned -2.2% during the November quarter, in US dollar terms.

Portfolio Matters
The Fund's effective equity exposure rose during the quarter ended November 30, 1996, as we tactically added to positions in Europe and Australia, while further reducing exposure in Japan. As of November 30, 1996, the Fund's effective equity position was about 88% of net assets, similar to three months earlier.

In Europe, we increased exposure in Spain as equities appeared undervalued, given improving confidence in progress toward forming the European Monetary Union. Our investments in Spain included Corporacion Bancaria de Espana S.A. (Argentaria), Telefonica de Espana, S.A. and Empresa Nacional de Electricidad, S.A. (Endesa). In Australia, we reduced the Fund's holding in Coca-Cola Amatil, Ltd., following that stock's sharp appreciation. At the same time, we purchased index futures on the Australian All Ordinaries (an index basket of major Australian stocks). The Fund's exposure to Australian equities rose from 5.9% to 6.4% during the three months ended November 30, 1996. In Japan, we eliminated the Fund's exposure in smaller, less liquid companies such as Chukyo Coca-Cola Bottling Co. Ltd., Sanyo Coca-Cola Bottling Co. Ltd., and Kinki Coca-Cola Bottling Co. Ltd. Overall, the Fund's Japanese equity position declined from about 36.7% of net assets to 33.2% at November 30, 1996.

Economic and Investment
Environment
We believe that global economic activity will remain relatively robust. The Organization for Economic Cooperation and Development
(OECD) leading indicator of production continued to rise, and monetary policies generally remain supportive of improving economic growth. Specifically, in Germany, gross domestic product growth picked up in the past two quarters, supported by a significant easing in the Deutschemark and the impact of lower German interest rates. However, indicators remain mixed. Consumer spending is weak, reflecting in part a continued rise in unemployment. Throughout continental Europe, unemployment trends remained a significant impediment to an improvement in demand conditions.

In contrast, economic activity data and business and consumer confidence reports in the United Kingdom continued to strengthen, and now suggest the strong likelihood of above-trend growth being sustained well into 1997. In response to the further strengthening of UK demand, and early signs of wage and price inflation, the UK Chancellor of the Exchequer increased interest rates during the November period by 0.25% to 6.00%. The rise in interest rates was associated with a sharp appreciation of the British pound against both the US dollar and the Deutschemark.

In the United States and Japan, economic growth appears to have paused during the August to October period, with the monthly National Association of Purchasing Managers (NAPM) reports for the United States and the quarterly Bank of Japan Tankan report showing activity levels consistent with below-trend growth. However, the most recent November NAPM report showed a re-acceleration of confidence and new orders, portending a firmer outlook for the fourth quarter of 1996 and potentially stronger demand conditions in early 1997 in the United States.

The outlook for Japanese economic growth remained encouraging despite low business confidence. Industrial production data now show a 6.1% gain year-on-year and low inventory levels. Private capital expenditures appear to have recovered, while export orders and output continue to rise, especially in the auto sector.

In non-Japan Asia, eight of the ten major countries in the region experienced further export growth in the latest month and, with inventory reduction nearing an end, a turning point in Asian industrial production seems likely.

Against this mixed but improving cyclical demand backdrop, global interest rates and bond yields declined further. Much of the impetus for lower interest rates came from three sources. First, the November quarter was marked by a surge in investor confidence regarding the prospects for a successful introduction of a common currency in Europe by 1999. This resulted in interest rate and bond yield spreads in peripheral countries such as Spain, Italy and Sweden narrowing sharply against Germany. Second, German interest rates declined as investors expect the Bundesbank to maintain a looser monetary policy in the face of continued high unemployment and the prospect of a significant further tightening in fiscal policies across Europe. Third, although Japanese economic growth is improving, the Japanese financial system remains weak, and Japanese interest rates are likely to remain lower for longer than investors previously anticipated. As a result, Japanese institutions continue to diversify their bond holdings by purchasing higher-yielding foreign securities, and foreigners continue to borrow in yen to fund long positions in other currencies.

At some stage, the effect of these three factors on the global bond markets will end. We believe that evidence of stronger economic activity, such as the overall improvement in the OECD leading indicators, shortly will encourage investors to become more cautious as real global yields could approach 3%, in our opinion. Overall, however, we remain cautious on equity markets.

During the three months ended November 30, 1996, according to the Institutional Broker Estimate Service, stock market earnings expectations for 1996 declined in 10 of 12 developed countries, and also declined for emerging markets in the aggregate. Moreover, a deterioration in earnings expectations was also reported for 1997 in 9 of 12 developed countries, while emerging markets' earnings expectations showed a slight improvement. Against the background of deteriorating stock market earnings growth prospects and our expectation that global bond yields have fallen below fair value, we became more cautious about international stock markets. However, we remain constructive on the outlook for most emerging markets and, within the developed markets universe, for those markets that offer attractive medium-term valuations, such as Australia.

We believe equity markets, such as those in Hong Kong and many interest rate-sensitive markets in Europe, may experience greater volatility in 1997. As a result, we are in the process of decreasing the Fund's exposure to these markets, which generally became overvalued, and increasing exposure to markets which we believe offer medium-term value, such as Australia, India, Italy, Korea and Thailand. We may increase the Fund's exposure to the United Kingdom should the equity market decline, as investors appear to have increasingly discounted the likely impact of further increases in interest rates.

In Conclusion
The outlook for international equity markets is constrained near term by downgrades to profits expectations and the potential for a rise in bond yields. Our near-term strategy remains defensive. Since our cash exposure is currently in US dollars, we have maintained an overweighted stance in the US dollar. We expect that these cash reserves will become invested in equities should a correction occur. Looking ahead to 1997, we believe that the Fund is well-positioned with its focus on emerging markets and Pacific Basin markets, combined with a cyclical and value bias in Europe.

We thank you for your continued interest in Merrill Lynch
International Equity Fund, and we look forward to reviewing our strategy and performance with you in our February 28, 1997 quarterly shareholder letter.

Sincerely,







(Arthur Zeikel)
Arthur Zeikel
President

(Andrew Bascand)
Andrew Bascand
Senior Portfolio Manager/
Asset Allocator







(Adrian Holmes)
Adrian Holmes
Co-Portfolio Manager
European Investments







(Grace Pineda)
Grace Pineda
Co-Portfolio Manager
Emerging Markets Investments







(Stephen Silverman)
Stephen Silverman
Co-Portfolio Manager
Pacific Basin Investments


December 31, 1996



PERFORMANCE DATA


About Fund
Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus. If you were a Class A shareholder on October 21, 1994, your Class A Shares were redesignated to Class D Shares on October 21, 1994, which, in the case of certain eligible investors, were simultaneously exchanged for Class A Shares.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Performance
Summary--
Class A Shares***
                                Net Asset Value         Capital Gains
Period Covered                Beginning    Ending        Distributed      Dividends Paid*       % Change**
10/21/94--12/31/94              $11.73    $10.53           $0.091             $0.599              -4.23%
1995                             10.53     11.13             --                 --                +5.70
1/1/96--11/30/96                 11.13     11.97             --                 --                +7.55
                                                           ------             ------
                                                     Total $0.091       Total $0.599

                                                          Cumulative total return as of 11/30/96: +8.86%**

  *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not include sales charge; results would be lower if sales charge was included.
***As a result of the implementation of the Merrill Lynch Select
   Pricing SM System, Class A Shares of the Fund outstanding prior to October 21, 1994 were redesignated to Class D Shares.


Performance
Summary--
Class B Shares
                                Net Asset Value         Capital Gains
Period Covered                Beginning    Ending        Distributed      Dividends Paid*       % Change**
7/30/93--12/31/93               $10.00    $11.18             --                 --               +11.80%
1994                             11.18     10.52           $0.091             $0.490             - 0.61
1995                             10.52     11.00             --                 --               + 4.56
1/1/96--11/30/96                 11.00     11.73             --                 --               + 6.64
                                                           ------             ------
                                                     Total $0.091       Total $0.490

                                                         Cumulative total return as of 11/30/96: +23.90%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.

Performance
Summary--
Class C Shares
                                Net Asset Value         Capital Gains
Period Covered                Beginning    Ending        Distributed      Dividends Paid*       % Change**
10/21/94--12/31/94              $11.62    $10.43           $0.091             $0.582              -4.33%
1995                             10.43     10.90             --                 --                +4.51
1/1/96--11/30/96                 10.90     11.62             --                 --                +6.61
                                                           ------             ------
                                                     Total $0.091       Total $0.582

                                                          Cumulative total return as of 11/30/96: +6.59%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


PERFORMANCE DATA (concluded)

Performance
Summary--
Class D Shares***
                                Net Asset Value         Capital Gains
Period Covered                Beginning    Ending        Distributed      Dividends Paid*       % Change**
7/30/93--12/31/93               $10.00    $11.21             --                 --               +12.10%
1994                             11.21     10.56           $0.091             $0.566             + 0.18
1995                             10.56     11.13             --                 --               + 5.40
1/1/96--11/30/96                 11.13     11.95             --                 --               + 7.37
                                                           ------             ------
                                                     Total $0.091       Total $0.566

                                                         Cumulative total return as of 11/30/96: +27.08%**

  *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not include sales charge; results would be lower if sales charge was included.
***As a result of the implementation of the Merrill Lynch Select
   Pricing SM System, Class A Shares of the Fund outstanding prior to October 21, 1994 were redesignated to Class D Shares.

Recent
Performance
Results
                                                                                           12 Month  3 Month
                                                           11/30/96    8/31/96  11/30/95   % Change  % Change
ML International Equity Fund Class A Shares*                $11.97     $11.61    $10.79     +10.94%    +3.10%
ML International Equity Fund Class B Shares*                 11.73      11.40     10.67     + 9.93     +2.89
ML International Equity Fund Class C Shares*                 11.62      11.29     10.58     + 9.83     +2.92
ML International Equity Fund Class D Shares*                 11.95      11.59     10.79     +10.75     +3.11
ML International Equity Fund Class A Shares--Total Return*                                  +10.94     +3.10
ML International Equity Fund Class B Shares--Total Return*                                  + 9.93     +2.89
ML International Equity Fund Class C Shares--Total Return*                                  + 9.83     +2.92
ML International Equity Fund Class D Shares--Total Return*                                  +10.75     +3.11
Financial Times/S&P--Actuaries World (Ex-US) Index**--Total Return                          +12.25     +5.71

 *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
**An unmanaged capitalization-weighted index comprised of over 1,800 companies in 24 countries, excluding the United States.



Average Annual
Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 9/30/96                         +8.13%         +2.45%
Inception (10/21/94) through 9/30/96       +3.88          +1.04

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 9/30/96                         +7.10%         +3.10%
Inception (7/30/93) through 9/30/96        +6.68          +6.40

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 9/30/96                         +7.07%         +6.07%
Inception (10/21/94) through 9/30/96       +2.83          +2.83

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 9/30/96                         +7.85%         +2.18%
Inception (7/30/93) through 9/30/96        +7.48          +5.67

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



SCHEDULE OF INVESTMENTS                                                                                      (in US dollars)
                                     Shares                                                                 Value   Percent of
AFRICA       Industries               Held               Investments                        Cost          (Note 1a) Net Assets
South        Banking                526,940   Nedcor Ltd. (GDR) (d) (e)              $    5,620,874   $    7,377,160    0.7%
Africa
             Beverages               85,044   South African Breweries Ltd.                2,451,796        2,146,410    0.2

             Entertainment        2,100,000   Sun International (South Africa),
                                              Ltd.                                        2,598,413        1,823,708    0.2

             Mining                  54,000   Anglo American Corp. of South
                                              Africa, Ltd.                                3,636,072        3,077,508    0.3
                                     65,200   Anglo American Corp. of South
                                              Africa, Ltd. (ADR) (a)                      4,274,593        3,683,800    0.3
                                    121,900   Driefontein Consolidated Ltd.
                                              (ADR) (a)                                   1,836,087        1,386,613    0.1
                                    183,616   Evander Gold Mines Ltd.                     1,861,029        1,602,554    0.1
                                                                                     --------------   --------------  ------
                                                                                         11,607,781        9,750,475    0.8

                                              Total Investments in South Africa          22,278,864       21,097,753    1.9

Zimbabwe     Beverages            1,431,919   Delta Corporation Ltd.                      2,313,200        4,461,222    0.4

                                              Total Investments in Zimbabwe               2,313,200        4,461,222    0.4

                                              Total Investments in Africa                24,592,064       25,558,975    2.3

EUROPE

Czech        Broadcast--Media        42,500 ++Central European Media Enterprises
Republic                                      Ltd. (Class A)                              1,168,750        1,179,375    0.2

                                              Total Investments in the Czech
                                              Republic                                    1,168,750        1,179,375    0.2

Finland      Diversified            103,600   Outokumpu OY                                1,582,507        1,752,011    0.2

             Paper & Forest         628,100 ++Enso OY (Class A)                           4,574,740        4,875,221    0.4
             Products               615,000 ++Metsa Serla OY (Class B)                    4,764,160        4,133,513    0.4
                                    268,967 ++UPM-Kymmene Corporation                     5,353,596        5,388,320    0.5
                                                                                     --------------   --------------  ------
                                                                                         14,692,496       14,397,054    1.3

                                              Total Investments in Finland               16,275,003       16,149,065    1.5


SCHEDULE OF INVESTMENTS (continued)                                                                          (in US dollars)
EUROPE                           Shares Held/                                                                Value   Percent of
(continued)  Industries          Face Amount             Investments                       Cost            (Note 1a) Net Assets
France       Automobiles             26,176   Peugeot S.A.                           $    3,858,416   $    3,215,466    0.3%

             Banking                 69,200   Compagnie Financiere de Paribas             3,508,929        4,752,096    0.4
                                     94,500   Compagnie Financiere de Suez
                                              (Ordinary)                                  3,718,127        4,041,243    0.4
                                     28,450   Societe Generale de Surveillance
                                              S.A. (Class A) (Ordinary)                   3,018,733        3,108,308    0.3
                                                                                     --------------   --------------  ------
                                                                                         10,245,789       11,901,647    1.1

             Communication           40,200   Alcatel Alsthom Cie Generale
             Equipment                        d'Electricite S.A.                          3,848,764        3,652,098    0.3


             Engineering &           38,440   Bouygues S.A.                               3,774,027        4,273,318    0.4
             Construction

             Financial Services      15,767   EuraFrance S.A.                             4,887,173        7,119,783    0.6

             Foods                   21,200   Groupe Danone S.A. (ADR) (a)                3,367,962        3,119,377    0.3

             Insurance               65,018   Assurances Generales de France
                                              S.A. (AGF)                                  1,658,287        2,127,332    0.2

             Oil & Related           57,240   Elf Aquitaine S.A.                          4,196,763        4,995,344    0.5

             Semiconductors          49,691 ++SGS-Thomson Microelectronics N.V.           2,335,313        3,284,970    0.3

             Steel                  234,743   Usinor Sacilor S.A.                         3,502,481        3,510,163    0.3

                                              Total Investments in France                41,674,975       47,199,498    4.3

Germany      Automobiles             13,157   Volkswagen AG                               4,941,088        5,275,636    0.5

             Banking                132,000   Commerzbank AG                              3,011,276        3,245,268    0.3
                                     17,800   Deutsche Bank AG (Ordinary)                   867,216          848,611    0.1
                                    117,000   Deutsche Bank AG (Warrants) (b)             1,003,241          722,927    0.0
                                                                                     --------------   --------------  ------
                                                                                          4,881,733        4,816,806    0.4

             Chemicals               21,132 ++Henkel KGaA                                   907,822        1,030,829    0.1
                                    180,188 ++Henkel KGaA (Preferred)                     7,420,019        8,977,171    0.8
                                                                                     --------------   --------------  ------
                                                                                          8,327,841       10,008,000    0.9

             Diversified Holdings    14,042   Thyssen AG                                  2,607,738        2,518,884    0.2

             Engineering &            8,315 ++Philipp Holzmann AG                         3,181,247        2,017,232    0.2
             Construction

             Machinery & Equipment   77,450 ++Kloeckner Werke AG                          3,951,498        2,820,943    0.3

             Metals                   4,850   Degussa AG                                  1,738,447        2,012,553    0.2

             Retail                   9,695   Karstadt AG                                 3,783,415        3,370,392    0.3

                                              Total Investments in Germany               33,413,007       32,840,446    3.0

Greece       Banking                 33,480   Ergo Bank S.A. (Registered)                 1,594,105        1,729,982    0.1

             Food & Household       137,292   Hellenic Bottling Co. S.A.                  2,763,631        3,961,383    0.4
             Products
                                              Total Investments in Greece                 4,357,736        5,691,365    0.5

Hungary      Telecommunications      26,000 ++Magyar TarKozlesi Reszvenytarsasag
                                              (Ordinary) (e)                              4,349,463        5,247,225    0.5

                                              Total Investments in Hungary                4,349,463        5,247,225    0.5

Ireland      Insurance            1,217,000   Irish Life PLC                              4,006,737        5,625,217    0.5

             Packaging &          1,161,675   Jefferson Smurfit Group PLC
             Containers                       (Ordinary)                                  3,553,498        3,221,696    0.3

                                              Total Investments in Ireland                7,560,235        8,846,913    0.8

Italy        Building Products      455,481   Italcementi S.p.A.                          2,529,683        2,661,127    0.2

             Chemicals            7,115,840 ++Montedison S.p.A.                           7,282,447        5,042,400    0.4

             Diversified          8,003,400 ++Compagnie Industrial Riunite
                                              S.p.A. (CIR)                                7,348,440        4,567,699    0.4

             Insurance              302,500   Assicurazioni Generali S.p.A.               6,963,833        6,087,403    0.6
                                  2,439,850   Istituto Nazionale delle Assicurazioni
                                              S.p.A. (INA)                                3,456,845        3,396,662    0.3
                                                                                     --------------   --------------  ------
                                                                                         10,420,678        9,484,065    0.9

             Oil & Related          972,770   Ente Nazionale Idrocarburi S.p.A. (ENI)     4,034,360        5,121,768    0.5

             Telecommunications   2,764,400   STET, Di Risp (Non-Convertible)             6,501,552        8,499,504    0.8

             Tire &       Lit 4,131,384,400   Pirelli S.p.A., 5% due 12/31/1998           2,910,789        2,976,631    0.3
             Rubber

                                              Total Investments in Italy                 41,027,949       38,353,194    3.5

Netherlands  Chemicals               27,480   Akzo Nobel N.V.                             3,396,503        3,648,592    0.3
                                    122,815   European Vinyls Corporation
                                              International N.V.                          4,990,011        3,818,378    0.4
                                                                                     --------------   --------------  ------
                                                                                          8,386,514        7,466,970    0.7

             Diversified Holdings    22,700   Internatio-Muller N.V.                        501,925          567,500    0.0

             Electronics            117,250   Philips Electronics N.V.                    4,232,479        4,740,328    0.4

             Insurance              214,805 ++Internationale Nederlanden
                                              Groep N.V.                                  5,650,900        7,525,651    0.7

             Packaging &            128,600   Koninklijke KNP BT N.V.                     3,005,375        2,931,543    0.3
             Containers

             Transportation          60,500   KLM Royal Dutch Airlines                    1,656,767        1,561,630    0.1

                                              Total Investments in the
                                              Netherlands                                23,433,960       24,793,622    2.2

Norway       Consumer Goods          80,600   Orkla A.S. (Class A)                        4,166,237        5,372,580    0.5

             Oil & Gas Producers    169,475   Saga Petroleum A.S. (Class B)               1,876,383        2,494,259    0.2

                                              Total Investments in Norway                 6,042,620        7,866,839    0.7

Poland       Automobiles &           97,200 ++T.C. Debica S.A.                            1,310,106        2,079,691    0.2
             Equipment

             Engineering &          660,503   Mostostal-Export S.A.                       1,679,914        1,563,800    0.1
             Construction

                                              Total Investments in Poland                 2,990,020        3,643,491    0.3

Portugal     Diversified            151,908   Sonae Investimentos--SGPS S.A.              3,599,776        4,548,237    0.4

                                              Total Investments in Portugal               3,599,776        4,548,237    0.4

Russia       Natural Gas             68,000 ++RAO Gazprom (ADR) (a) (e)                   1,071,000        1,226,550    0.1

                                              Total Investments in Russia                 1,071,000        1,226,550    0.1

Spain        Banking                 70,900   Corporacion Bancaria de Espana
                                              S.A. (Argentaria)                           3,029,222        2,764,399    0.3

             Engineering &           17,550   Fomento de Construcciones Y
             Construction                     Contratas S.A.                              1,453,056        1,483,728    0.1

             Telecommunications     155,500   Telefonica de Espana S.A.                   3,010,221        3,409,666    0.3

             Utilities--Electric     51,300   Empresa Nacional de Electricidad
                                              S.A. (Endesa)                               3,020,051        3,465,681    0.3

                                              Total Investments in Spain                 10,512,550       11,123,474    1.0

SCHEDULE OF INVESTMENTS (continued)                                                                          (in US dollars)
EUROPE                               Shares                                                                  Value   Percent of
(concluded)  Industries               Held               Investments                        Cost           (Note 1a) Net Assets
Sweden       Banking                 31,110   Sparbanken Sverige AB (Class A)        $      364,558   $      514,521    0.0%

             Electrical             102,705   Electrolux AB                               4,981,607        6,021,667    0.5

             Engineering &          107,300   SKF AB                                      1,967,545        2,230,254    0.2
             Construction           140,795   Svedala Industry                            1,848,943        2,412,490    0.2
                                                                                     --------------   --------------  ------
                                                                                          3,816,488        4,642,744    0.4

             Finance                 67,565   Stadshypotek AB                               992,472        2,013,410    0.2

             Forest Products        145,600   Mo och Domsj AB (Class B)                   3,647,878        3,980,869    0.4
                                  2,297,200   Rottneros Bruks AB                          3,542,973        2,772,453    0.3
                                    299,400   Stora Kopparbergs AB                        3,864,464        4,104,120    0.4
                                                                                     --------------   --------------  ------
                                                                                         11,055,315       10,857,442    1.1

             Insurance              128,100   Skandia Forsakrings AB                      3,010,385        3,655,092    0.3

             Metals & Mining        188,686   Avesta Sheffield AB                         1,710,791        1,939,855    0.2

             Pharmaceuticals         99,950   Astra AB (Class A)                          4,336,591        4,795,336    0.4

                                              Total Investments in Sweden                30,268,207       34,440,067    3.1

Switzerland  Banking                 44,927   CS Holding AG (Registered Shares)           4,609,487        4,788,095    0.4

             Chemicals                7,005   Clariant AG                                 2,291,190        2,410,508    0.2

             Diversified             59,691 ++Oerlikon-Buehrle Holding AG                 6,330,109        6,166,710    0.6

             Jewelry                 11,592   SMH AG (Societe Suisse pour la
                                              Microelectonique et l'Horlogerie)           1,627,957        1,682,839    0.2

             Leisure                  3,682   Fotolabo S.A.                               1,529,233        1,442,369    0.1

                                              Total Investments in Switzerland           16,387,976       16,490,521    1.5

Turkey       Beverages           24,833,308   Erciyas Biracilik Ve Malt
                                              Sanayii A.S.                                4,082,497        2,911,575    0.3

             Metal Fabricating   22,550,000   Eregli Demir Ve Celik Fabrikalari
                                              T.A.S.                                      2,537,377        3,194,675    0.3

             Retail               4,640,824   Migros Turk A.S.                            2,111,166        4,534,269    0.4

                                              Total Investments in Turkey                 8,731,040       10,640,519    1.0

United       Beverages              546,300   Grand Metropolitan PLC (Ordinary)           3,378,498        4,265,137    0.4
Kingdom
                                    169,650   Matthew Clark PLC                           1,745,135          841,186    0.1
                                                                                     --------------   --------------  ------
                                                                                          5,123,633        5,106,323    0.5

             Chemicals              430,500   Inspec Group PLC                            1,300,917        1,414,607    0.1
                                     24,540 ++Millennium Chemicals Inc.                     722,333          506,137    0.0
                                                                                     --------------   --------------  ------
                                                                                          2,023,250        1,920,744    0.1

             Computer Services      119,824   Misys PLC                                   1,480,177        2,005,946    0.2

             Diversified          1,717,825   Hanson PLC (Ordinary)                       2,991,317        2,309,856    0.2
                                    677,600   Tomkins PLC                                 2,319,318        2,830,192    0.3
                                                                                     --------------   --------------  ------
                                                                                          5,310,635        5,140,048    0.5

             Food & Beverage        335,221   Cadbury Schweppes PLC                       2,597,814        2,881,993    0.3

             Food Processing      1,998,440   ASDA Group PLC                              3,676,944        3,980,389    0.4
                                    249,920   Unilever PLC                                4,614,951        5,889,319    0.5
                                                                                     --------------   --------------  ------
                                                                                          8,291,895        9,869,708    0.9

             Insurance              487,500   Prudential Corp. PLC                        2,379,631        3,994,526    0.4

             Pharmaceuticals        202,650   Glaxo Wellcome PLC                          2,630,976        3,354,368    0.3

             Real Estate            264,400   Land Securities PLC                         3,018,596        3,275,254    0.3

             Retail                 708,000   Tesco PLC (Ordinary)                        3,035,925        4,051,972    0.4

             Telecommunications     367,847 ++Cable & Wireless PLC                        2,494,011        2,943,000    0.3

             Tobacco                171,782 ++Imperial Tobacco Group PLC                  1,228,013        1,092,848    0.1

             Utilities--Water       256,700   Anglian Water PLC                           2,217,039        2,513,262    0.2
                                    232,700   Severn Trent PLC                            2,211,107        2,557,939    0.2
                                    255,000   Thames Water PLC                            2,226,873        2,475,188    0.2
                                    244,500   United Utilities PLC                        2,244,875        2,424,638    0.2
                                    230,750   Yorkshire Water PLC                         2,206,652        2,650,918    0.2
                                                                                     --------------   --------------  ------
                                                                                         11,106,546       12,621,945    1.0

                                              Total Investments in the United
                                              Kingdom                                    50,721,102       58,258,675    5.3

                                              Total Investments in Europe               303,585,369      328,539,076   29.9

LATIN
AMERICA

Argentina    Banking                168,569   Banco Frances del Rio de la Plata
                                              S.A. (ADR) (a)                              4,078,507        5,099,212    0.5

             Oil & Related          790,000   Companhia Naviera Perez Companc
                                              S.A.C.F.I.M.F.A. (Class B)                  4,882,504        5,374,311    0.5

             Telecommunications      46,700   Telefonica de Argentina S.A. (Class B)
                                              (ADR) (a)                                   1,137,452        1,190,850    0.1

                                              Total Investments in Argentina             10,098,463       11,664,373    1.1

Brazil       Banking            573,750,000   Banco Bradesco S.A. PN (Preferred)          4,430,630        4,166,061    0.4

             Beverages           10,344,000   Companhia Cervejaria Brahma S.A. PN
                                              (Preferred)                                 5,032,202        6,103,851    0.6

             Telecommunications     238,000   Telecomunicacoes Brasileiras S.A.--
                                              Telebras (ADR) (a)                         10,705,155       18,028,500    1.6

             Utilities              103,250   Companhia Energetica de Minas Gerais
                                              S.A. (CEMIG) (ADR) (a)                      2,650,313        3,200,750    0.3

                                              Total Investments in Brazil                22,818,300       31,499,162    2.9

Chile        Telecommunications      52,825   Compania de Telecomunicaciones de
                                              Chile S.A. (ADR) (a)                        3,756,222        5,024,978    0.4

             Utilities               80,000   Enersis S.A. (ADR) (a)                      2,002,257        2,260,000    0.2

                                              Total Investments in Chile                  5,758,479        7,284,978    0.6


SCHEDULE OF INVESTMENTS (continued)                                                                          (in US dollars)
LATIN AMERICA                        Shares                                                                  Value   Percent of
(concluded)  Industries               Held               Investments                        Cost           (Note 1a) Net Assets
Mexico       Beverages              116,600   Panamerican Beverages, Inc.
                                              (Class A)                              $    5,234,832   $    5,451,050    0.5%

             Broadcast--Media        78,000 ++Grupo Televisa S.A. de C.V.
                                              (GDR) (d)                                   2,010,348        2,125,500    0.2

             Building &             815,550   Apasco, S.A. de C.V. 'A'                    4,523,505        5,403,251    0.5
             Construction

             Health & Personal      216,000   Kimberly-Clark de Mexico, S.A.
                                              de C.V. (ADR) (a)                           7,896,272        8,262,000    0.7

             Multi-Industry       1,121,063   Grupo Carso, S.A. de C.V. 'A1'              5,661,341        5,730,288    0.5

             Telecommunications     814,063 ++Carso Global Telecom, S.A. de
                                              C.V. 'A1'                                   2,145,094        1,856,237    0.2

                                              Total Investments in Mexico                27,471,392       28,828,326    2.6

                                              Total Investments in Latin
                                              America                                    66,146,634       79,276,839    7.2

PACIFIC
BASIN

Australia    Food & Beverage        713,315   Coca-Cola Amatil, Ltd.                      4,007,170        8,054,311    0.7

             Media                  458,847   The News Corp., Ltd. (Ordinary)             2,356,360        2,441,199    0.2
                                    260,450   The News Corp., Ltd. (Preferred)            1,148,701        1,144,131    0.1
                                                                                     --------------   --------------  ------
                                                                                          3,505,061        3,585,330    0.3

             Merchandising           78,500   Amway Asia Pacific Ltd.                     2,536,717        3,149,813    0.3

             Property             1,556,541   Lend Lease Corp.                           20,004,400       28,870,411    2.6

             Resources              191,964   Broken Hill Proprietary Co.                 2,423,961        2,814,052    0.3

                                              Total Investments in Australia             32,477,309       46,473,917    4.2

Hong Kong    Banking              1,563,290   HSBC Holdings PLC                          19,478,842       32,553,798    3.0
                                    132,000   J.C.G. Holdings Ltd.                          124,849          125,487    0.0
                                                                                     --------------   --------------  ------
                                                                                         19,603,691       32,679,285    3.0

             Conglomerates        2,333,325   Hutchison Whampoa Ltd.                     12,386,774       18,032,228    1.6

             Diversified          1,571,000   Swire Pacific Ltd. (Class A)               10,709,324       14,884,013    1.4

             Foods                2,216,000   C.P. Pokphand Co. Ltd.                        773,250          773,873    0.1
                                 20,838,000 ++Tingyi (Cayman Islands)
                                              Holdings Co.                                5,493,255        5,309,560    0.5
                                                                                     --------------   --------------  ------
                                                                                          6,266,505        6,083,433    0.6

             Insurance              698,000   National Mutual Asia Ltd.                     733,581          636,474    0.1

             Property             1,796,000   Cheung Kong (Holdings) Ltd.                12,482,306       15,796,159    1.4
                                 18,166,000   China Overseas Land & Investment            5,085,987        6,931,346    0.6
                                                                                     --------------   --------------  ------
                                                                                         17,568,293       22,727,505    2.0

                                              Total Investments in Hong Kong             67,268,168       95,042,938    8.7

Japan        Automobiles          1,719,000   Suzuki Motor Corp.                         19,748,859       17,973,904    1.6

             Capital Goods        3,467,000   Mitsubishi Heavy Industries, Ltd.          24,884,826       28,330,639    2.6

             Chemicals            1,264,000   Shin-Etsu Chemical Co., Ltd.               24,429,917       23,100,958    2.1

             Containers             424,000   Toyo Seikan Kaisha, Ltd.                   13,231,220       13,449,082    1.2

             Electric               370,000   Chudenko Corp.                             13,245,535       11,216,062    1.0
             Construction           352,000   Kinden Corp.                                6,435,321        4,917,670    0.5
                                    116,000   Sanki Engineering Co., Ltd.                 1,526,293        1,212,899    0.1
                                    255,000   Taihei Dengyo Kaisha, Ltd.                  5,692,906        2,733,503    0.2
                                                                                     --------------   --------------  ------
                                                                                         26,900,055       20,080,134    1.8

             Electrical             892,000   Murata Manufacturing Co., Ltd.             33,911,847       30,488,358    2.8
             Equipment            1,877,000   NEC Corporation                            23,792,016       22,759,511    2.1
                                    393,000   Rohm Co., Ltd.                             17,561,071       24,171,865    2.2
                                    719,000   Sharp Corporation                          11,276,848       11,245,233    1.0
                                                                                     --------------   --------------  ------
                                                                                         86,541,782       88,664,967    8.1

             Office Equipment     1,586,000   Canon Inc.                                 28,165,574       33,445,216    3.0

             Pharmaceuticals        705,000   Sankyo Co., Ltd.                           15,554,988       18,893,331    1.7
                                    408,000   Taisho Pharmaceutical Co., Ltd.             8,105,811        9,105,702    0.9
                                                                                     --------------   --------------  ------
                                                                                         23,660,799       27,999,033    2.6

             Property &           1,347,000   Dai-Tokyo Fire & Marine Insurance
             Casualty                         Co., Ltd.                                   9,593,625        8,166,506    0.7
             Insurance            1,000,000   Koa Fire & Marine Insurance
                                              Co., Ltd.                                   6,878,670        5,509,182    0.5
                                    242,000   Mitsui Marine & Fire Insurance
                                              Co., Ltd.                                   1,999,470        1,558,615    0.1
                                    616,000   Nichido Fire & Marine Insurance
                                              Co., Ltd.                                   4,351,122        3,783,358    0.3
                                  1,973,000   Sumitomo Marine & Fire Insurance
                                              Co., Ltd.                                  16,692,362       14,042,088    1.3
                                  1,344,000   Tokio Marine & Fire Insurance
                                              Co., Ltd.                                  15,822,559       14,879,536    1.4
                                    655,000   Yasuda Fire & Marine Insurance
                                              Co., Ltd.                                   4,910,438        4,149,504    0.4
                                                                                     --------------   --------------  ------
                                                                                         60,248,246       52,088,789    4.7

             Retail                 484,000   Ito-Yokado Co., Ltd.                       25,627,534       24,453,036    2.2

             Tire & Rubber          750,000   Bridgestone Corporation                    13,653,443       13,838,854    1.3

                                              Total Investments in Japan                347,092,255      343,424,612   31.2

Malaysia     Airlines             1,839,000 ++Malaysian Airline System BHD                4,680,685        4,767,643    0.4

             Banking                681,000   Arab-Malaysian Merchant Bank
                                              Holding BHD                                 4,768,886        5,417,811    0.5
                                    854,000   Malayan Banking BHD                         7,214,839        8,450,425    0.8
                                  2,434,666   Public Bank (Malaysia) BHD 'Foreign'        4,300,793        5,203,719    0.5
                                                                                     --------------   --------------  ------
                                                                                         16,284,518       19,071,955    1.8

             Broadcasting &         956,000   New Straits Times Press (Malaysia)
             Publishing                       BHD                                         5,178,451        5,410,964    0.5

             Building Products      780,500   Hume Industries (Malaysia) BHD              5,105,410        5,097,269    0.5

             Diversified          2,968,000   Renong BHD                                  4,799,134        5,474,324    0.5
             Holdings

             Telecommunications   2,160,000 ++Technology Resources Industries
                                              BHD                                         6,854,862        4,402,929    0.4

             Utilities--Electric    185,000   Tenaga Nasional BHD                           850,048          842,074    0.1

                                              Total Investments in Malaysia              43,753,108       45,067,158    4.2


SCHEDULE OF INVESTMENTS (continued)                                                                          (in US dollars)
PACIFIC BASIN                        Shares                                                                  Value   Percent of
(concluded)  Industries               Held               Investments                        Cost           (Note 1a) Net Assets
New Zealand  Chemicals               60,000   Fernz Corporation Ltd.                 $      163,272   $      217,535    0.0%

             Electronics             69,000   PDL Holdings Ltd.                             340,434          349,251    0.0

             Finance              2,509,300   Wrightson Ltd.                              1,911,453        2,229,827    0.2

             Telecommunications     227,000   Telecom Corporation of New Zealand            970,676        1,195,784    0.1

             Textiles               298,800   Lane Walker Rudkin Industries, Ltd.           356,852          327,122    0.0

                                              Total Investments in New Zealand            3,742,687        4,319,519    0.3

South Korea  Telecommunications     330,900 ++Korea Mobile Telcommunications
                                              Corp. (ADR) (a) (e)                         5,645,755        4,301,700    0.4

             Utilities               67,880   Korea Electric Power Corp.                  2,753,162        2,170,391    0.2

                                              Total Investments in South Korea            8,398,917        6,472,091    0.6

Thailand     Banking                320,500   Finance One Public Co., Ltd.
                                              'Foreign'                                   2,622,142          916,145    0.1
                                  1,675,300   Krung Thai Bank Public Co., Ltd.            7,939,717        4,788,821    0.4
                                  1,690,400   Phatra Thanakit Public Co., Ltd.
                                              'Foreign'                                  12,967,637        6,288,198    0.6

                                              Total Investments in Thailand              23,529,496       11,993,164    1.1

                                              Total Investments in the Pacific
                                              Basin                                     526,261,940      552,793,399   50.3

SOUTHEAST
ASIA

India        Automobiles            144,000   Ashok Leyland Ltd. (GDR) (d)                1,763,344        1,224,000    0.1
                                    102,000   Ashok Leyland Ltd. (GDR) (d) (e)            1,304,580          867,000    0.1
                                                                                     --------------   --------------  ------
                                                                                          3,067,924        2,091,000    0.2

             Banking                285,000   State Bank of India                         2,015,768        1,742,478    0.2

             Chemicals               76,100   Reliance Industries Ltd.                      485,816          385,329    0.0

             Financial Services   1,000,400   Industrial Credit & Investment
                                              Corporation of India Ltd.                   3,286,841        1,464,294    0.1

             Hotels                 100,000   East India Hotels Ltd. (GDR)
                                              (d) (e)                                     2,772,888        1,880,000    0.2
             Real Estate             44,280   Housing Development Finance
                                              Corp., Ltd.                                 3,461,023        2,635,626    0.2
             Utilities--Electric    146,500   Bombay Suburban Electric Supply
                                              Co., Ltd. (Registered Shares)               2,711,447        2,893,375    0.3

                                              Total Investments in India                 17,801,707       13,092,102    1.2

Indonesia    Food & Household     2,570,000   P.T. Wicaksana Overseas International       2,158,799        2,905,503    0.3
             Products

             Telecommunications     964,500   P.T. Kabelmetal Indonesia                   1,198,945          411,476    0.0
                                     32,000   P.T. Telekomunikasi Indonesia
                                              (ADR) (a)                                   1,044,829        1,052,000    0.1
                                                                                     --------------   --------------  ------
                                                                                          2,243,774        1,463,476    0.1

                                              Total Investments in Indonesia              4,402,573        4,368,979    0.4

                                              Total Investments in Southeast Asia        22,204,280       17,461,081    1.6

SHORT-TERM                           Face
SECURITIES                          Amount

             Commercial      US$  7,000,000   American Brands, Inc., 5.30% due
             Paper*                           12/11/1996                                  6,988,664        6,988,664    0.6
                                  5,106,000   General Electric Capital Corp.,
                                              5.70% due 12/02/1996                        5,104,383        5,104,383    0.5

                                              Total Investments in Commercial
                                              Paper                                      12,093,047       12,093,047    1.1

             Commercial       A$ 42,000,000   Westpac Banking Corp., 6.257% due
             Paper--Foreign*                  5/15/1997                                  32,273,680       33,213,741    3.0


                                              Total Investments in Commercial
                                              Paper--Foreign                             32,273,680       33,213,741    3.0

             Foreign       Pound 11,170,000   United Kingdom Treasury Bills,
             Government    Sterling           5.592% due 12/17/1996                      17,329,406       18,725,722    1.7
             Obligations*
                                              Total Investments in Foreign               17,329,406       18,725,722    1.7
                                              Government Obligations

             US Government                    United States Treasury Bills (c):
             & Agency        US$ 18,000,000     4.98% due 1/09/1997                      17,900,400       17,906,580    1.6
             Obligations*        11,000,000     5.114% due 1/09/1997                     10,939,256       10,942,910    1.0
                                  1,900,000     4.94% due 1/30/1997                       1,884,096        1,884,686    0.2
                                    700,000     4.98% due 1/30/1997                         694,093          694,358    0.1
                                  1,000,000     4.99% due 1/30/1997                         991,545          991,940    0.1
                                  1,600,000     4.99% due 2/27/1997                       1,580,262        1,580,672    0.1

                                              Total Investments in US Government
                                              & Agency Obligations                       33,989,652       34,001,146    3.1

                                              Total Investments in Short-Term
                                              Securities                                 95,685,785       98,033,656    8.9

OPTIONS               Nominal Value Covered                                                Premiums
PURCHASED              by Options Purchased                                                  Paid

             Put Options Purchased      138   Bovespa, expiring December 1996
                                              at US$58,142.5                                738,023           33,374    0.0
                                        150   Bovespa, expiring February 1997
                                              at US$64,469.2                                502,500          407,193    0.1
                                                                                     --------------   --------------  ------
                                                                                          1,240,523          440,567    0.1

             Currency Put        14,000,000   German Deutschemark, expiring
             Options Purchased                July 1997 at DM1.55                           162,120          215,600    0.0
                                 20,000,000   Japanese Yen, expiring July 1997
                                              at YEN 115.50                                 307,000          188,000    0.0
                                 20,000,000   Japanese Yen, expiring September
                                              1997 at YEN 115.50                            252,000          188,000    0.0
                                 10,000,000   Swiss Franc, expiring July 1997
                                              at Chf1.285                                   135,000          261,000    0.0
                                                                                     --------------   --------------  ------
                                                                                            856,120          852,600    0.0

                                              Total Options Purchased                     2,096,643        1,293,167    0.1

                                              Total Investments                       1,040,572,715    1,102,956,193  100.3


SCHEDULE OF INVESTMENTS (concluded)                                                                          (in US dollars)
OPTIONS               Nominal Value Covered                                                Premiums          Value   Percent of
WRITTEN                  by Options Written                Issue                           Received        (Note 1a) Net Assets
             Call Options Written       138   Bovespa, expiring December 1996
                                              at US$59,886.8                         $     (738,023)  $     (705,935)  (0.1)%
                                        150   Bovespa, expiring February 1997
                                              at US$64,469.2                               (502,500)        (479,517)   0.0

                                              Total Investments in Options
                                              Written                                    (1,240,523)      (1,185,452)  (0.1)

             Total Investments, Net of Options Written                               $1,039,332,192   $1,101,770,741  100.2
                                                                                     ==============
             Variation Margin on Financial Futures Contracts**                                              (320,652)   0.0

             Unrealized Appreciation on Forward Foreign Exchange Contracts***                                258,183    0.0

             Liabilities in Excess of Other Assets                                                        (2,490,665)  (0.2)
                                                                                                      --------------  ------
             Net Assets                                                                               $1,099,217,607  100.0%
                                                                                                      ==============  ======

          (a)American Depositary Receipts (ADR).
          (b)Warrants entitle the Fund to purchase a predetermined number of shares of common stock. The purchase price and the number of shares are subject to adjustment under certain conditions until the expiration date.
          (c)Securities held as collateral in connection with open futures contracts.
          (d)Global Depositary Receipts (GDR).
          (e)Restricted securities as to resale. The value of the Fund's investment in restricted securities was approximately $20,900,000, representing 1.9% of net assets.

                                                 Acquisition                       Value
             Issue                                 Date(s)          Cost         (Note 1a)
             Ashok Leyland Ltd. (GDR)             3/09/1995-
                                                 10/23/1995     $ 1,304,580    $   867,000
             East India Hotels Ltd. (GDR)         4/23/1996-
                                                  4/25/1996       2,772,888      1,880,000
             Korea Mobile Telecommuni-            7/13/1996-
               cations Corp. (ADR)                7/26/1996       5,645,755      4,301,700
             Magyar TarKzlesi                     2/15/1995-
               Reszvenytarsasag Ordinary         12/09/1995       4,349,463      5,247,225
             Nedcor Ltd. (GDR)                    5/23/1995-
                                                  5/26/1996       5,620,874      7,377,160
             RAO Gazprom (ADR)                   10/21/1996       1,071,000      1,226,550

             Total                                              $20,764,560    $20,899,635
                                                                ===========    ===========


           ++Non-income producing security.
            *Commercial Paper, Commercial Paper--Foreign, certain Foreign
             Government and US Government & Agency Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.
           **Financial futures contracts purchased as of November 30, 1996 were as follows:
             Number of                            Expiration         Value
             Contracts      Issue       Exchange     Date       (Notes 1a & 1c)
               505     All Ordinaries     SFE    December 1996     $24,505,264
               234       Nikkei 225      SIMEX   December 1996      21,717,116

             Total Financial Futures Contracts Purchased
             (Total Contract Price--$46,255,656)                   $46,222,380
                                                                   ===========

             Financial futures contracts sold as of November 30, 1996 were as follows:
             Number of                            Expiration         Value
             Contracts     Issue      Exchange       Date       (Notes 1a & 1c)
               187      CAC40 Index    MATIF     December 1996     $16,595,029
               100      DAX Index      DTB       December 1996      18,549,594
               263      Hang Seng      HKFE      December 1996      22,910,237

             Total Financial Futures Contracts Sold
             (Total Contract Price--$56,625,619)                   $58,054,860
                                                                   ===========

          ***Forward foreign exchange contracts as of November 30, 1996 were as follows:
                                                                   Unrealized
             Foreign                                              Appreciation
             Currency                     Expiration             (Depreciation)
             Purchased                       Date                   (Note 1c)
             DM 22,848,750               January 1997              $   (84,071)

             Total (US$ Commitment--$14,992,618)                   $   (84,071)
                                                                   -----------

             Foreign Currency Sold

             DM 22,848,750               January 1997              $   342,254

             Total (US$ Commitment--$15,250,801)                   $   342,254
                                                                   -----------

             Total Unrealized Appreciation--Net on
             Forward Foreign Exchange Contracts                    $   258,183
                                                                   ===========

             See Notes to Financial Statements.



PORTFOLIO INFORMATION

Worldwide
Investments as of
November 30, 1996

                                  Percent of
Ten Largest Equity Holdings       Net Assets

Canon Inc.                            3.0%
HSBC Holdings PLC                     3.0
Murata Manufacturing Co., Ltd.        2.8
Lend Lease Corp.                      2.6
Mitsubishi Heavy Industries, Ltd.     2.6
Ito-Yokado Co., Ltd.                  2.2
Rohm Co., Ltd.                        2.2
Shin-Etsu Chemical Co., Ltd.          2.1
NEC Corporation                       2.1
Sankyo Co., Ltd.                      1.7


                                  Percent of
Ten Largest Countries             Net Assets

Japan                                31.2%
Hong Kong                             8.7
United Kingdom                        5.3
France                                4.3
Malaysia                              4.2
Australia                             4.2
Italy                                 3.5
Sweden                                3.1
Germany                               3.0
Brazil                                2.9


                                  Percent of
Asset Mix*                        Net Assets

Japan                                31.2%
Europe (Ex-United Kingdom
  and Ireland)                       23.8
Pacific Basin (Ex-Japan)             19.1
Other Emerging Markets               11.1
Cash                                  8.9
United Kingdom and Ireland            6.1

[FN]
*Percent of net assets may not equal 100%, and excludes the impact of futures and options.

Ten Largest Industries            Percent of
(Equity Investments)              Net Assets

Banking                              10.0%
Electrical Equipment                  8.1
Telecommunications                    5.2
Property & Casualty Insurance         4.7
Property                              4.6
Chemicals                             4.4
Diversified                           3.5
Retail                                3.3
Pharmaceuticals                       3.3
Insurance                             3.1


Financial Futures Contracts

                                                          Percent of
Country                Issue             Exchange         Net Assets

Australia          All Ordinaries          SFE                2.2%
Japan                Nikkei 225            SIMEX              2.0
Hong Kong            Hang Seng             HKFE              (2.1)
Germany              DAX Index             DTB               (1.7)
France              CAC40 Index            MATIF             (1.5)
                                                            ------
                                                             (1.1)%
                                                            ======


STATEMENT OF ASSETS AND LIABILITIES
                    As of November 30, 1996
Assets:             Investments, at value (identified cost--$1,038,476,072) (Note 1a)                     $1,101,663,026
                    Unrealized appreciation on forward foreign exchange
                    contracts (Note 1c)                                                                          258,183
                    Options purchased, at value (cost--$2,096,643) (Notes 1a & 1c)                             1,293,167
                    Foreign cash (Note 1b)                                                                     2,871,710
                    Cash                                                                                         189,912
                    Receivables:
                      Securities sold                                                    $    7,732,577
                      Dividends                                                               1,722,398
                      Capital shares sold                                                       607,019
                      Forward foreign exchange contracts (Note 1c)                              395,849
                      Interest                                                                  109,221       10,567,064
                                                                                         --------------
                    Deferred organization expenses (Note 1f)                                                      54,971
                    Prepaid registration fees and other assets (Note 1f)                                          51,232
                                                                                                          --------------
                    Total assets                                                                           1,116,949,265
                                                                                                          --------------

Liabilities:        Options written, at value (premiums received--$1,240,523)
                    (Notes 1a & 1c)                                                                            1,185,452
                    Variation margin on stock index futures contracts (Note 1c)                                  320,652
                    Payables:
                      Securities purchased                                                    9,554,518
                      Capital shares redeemed                                                 3,318,179
                      Distributor (Note 2)                                                      713,003
                      Investment adviser (Note 2)                                               664,705       14,250,405
                                                                                         --------------
                    Accrued expenses and other liabilities                                                     1,975,149
                                                                                                          --------------
                    Total liabilities                                                                         17,731,658
                                                                                                          --------------

Net Assets:         Net assets                                                                            $1,099,217,607
                                                                                                          ==============

Net Assets          Class A Shares of beneficial interest, $0.10 par value,
Consist of:         unlimited number of shares authorized                                                 $      830,676
                    Class B Shares of beneficial interest, $0.10 par value,
                    unlimited number of shares authorized                                                      6,848,777
                    Class C Shares of beneficial interest, $0.10 par value,
                    unlimited number of shares authorized                                                        353,896
                    Class D Shares of beneficial interest, $0.10 par value,
                    unlimited number of shares authorized                                                      1,301,975
                    Paid-in capital in excess of par                                                         998,913,177
                    Undistributed investment income--net                                                      11,066,127
                    Undistributed realized capital gains on investments and
                    foreign currency transactions--net                                                        19,713,226
                    Unrealized appreciation on investments and foreign currency
                    transactions--net                                                                         60,189,753
                                                                                                          --------------
                    Net assets                                                                            $1,099,217,607
                                                                                                          ==============

Net Asset           Class A--Based on net assets of $99,392,680 and 8,306,761 shares
Value:                       of beneficial interest outstanding                                           $        11.97
                                                                                                          ==============
                    Class B--Based on net assets of $803,109,935 and 68,487,765 shares
                             of beneficial interest outstanding                                           $        11.73
                                                                                                          ==============
                    Class C--Based on net assets of $41,124,367 and 3,538,960 shares
                             of beneficial interest outstanding                                           $        11.62
                                                                                                          ==============
                    Class D--Based on net assets of $155,590,625 and 13,019,747 shares
                             of beneficial interest outstanding                                           $        11.95
                                                                                                          ==============

                    See Notes to Financial Statements.


STATEMENT OF OPERATIONS
                    For the Six Months Ended November 30, 1996
Investment Income   Dividends (net of $830,226 foreign withholding tax)                                   $    9,859,985
(Notes 1d & 1e):    Interest and discount earned (net of $2,705 foreign withholding tax)                       3,383,059
                    Other                                                                                          2,409
                                                                                                          --------------
                    Total income                                                                              13,245,453
                                                                                                          --------------

Expenses:           Investment advisory fees (Note 2)                                                          4,515,343
                    Account maintenance and distribution fees--Class B (Note 2)                                4,404,714
                    Transfer agent fees--Class B (Note 2)                                                        902,186
                    Custodian fees                                                                               723,289
                    Account maintenance and distribution fees--Class C (Note 2)                                  225,705
                    Account maintenance fees--Class D (Note 2)                                                   207,186
                    Transfer agent fees--Class D (Note 2)                                                        144,625
                    Printing and shareholder reports                                                             137,078
                    Transfer agent fees--Class A (Note 2)                                                         97,764
                    Accounting services (Note 2)                                                                  65,614
                    Registration fees (Note 1f)                                                                   56,928
                    Transfer agent fees--Class C (Note 2)                                                         48,795
                    Professional fees                                                                             40,527
                    Trustees' fees and expenses                                                                   19,398
                    Amortization of organization expenses (Note 1f)                                               12,773
                    Pricing fees                                                                                   7,246
                    Other                                                                                         32,371
                                                                                                          --------------
                    Total expenses                                                                            11,641,542
                                                                                                          --------------
                    Investment income--net                                                                     1,603,911
                                                                                                          --------------

Realized &          Realized gain from:
Unrealized Gain       Investments--net                                                   $   28,178,741
(Loss) on             Foreign currency transactions--net                                      1,798,097       29,976,838
Investments &                                                                            --------------
Foreign Currency    Change in unrealized appreciation/depreciation on:
Transactions--Net     Investments--net                                                      (35,474,376)
(Notes 1b, 1c,        Foreign currency transactions--net                                       (718,213)     (36,192,589)
1e & 3):                                                                                 --------------   --------------
                    Net realized and unrealized loss on investments and foreign
                    currency transactions                                                                     (6,215,751)
                                                                                                          --------------
                    Net Decrease in Net Assets Resulting from Operations                                  $   (4,611,840)
                                                                                                          ==============

                    See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS
                                                                                          For the Six         For the
                                                                                          Months Ended       Year Ended
                    Increase (Decrease) in Net Assets:                                    Nov. 30, 1996     May 31, 1996
Operations:         Investment income--net                                               $    1,603,911   $    7,131,549
                    Realized gain on investments and foreign currency transactions
                    --net                                                                    29,976,838       75,604,968
                    Change in unrealized appreciation/depreciation on investments
                    and foreign currency transactions--net                                  (36,192,589)     100,273,961
                                                                                         --------------   --------------
                    Net increase (decrease) in net assets resulting from operations          (4,611,840)     183,010,478
                                                                                         --------------   --------------

Beneficial Interest Net decrease in net assets derived from beneficial interest
Transactions        transactions                                                           (180,302,991)    (149,701,161)
(Note 4):                                                                                --------------   --------------

Net Assets:         Total increase (decrease) in net assets                                (184,914,831)      33,309,317
                    Beginning of period                                                   1,284,132,438    1,250,823,121
                                                                                         --------------   --------------
                    End of period*                                                       $1,099,217,607   $1,284,132,438
                                                                                         ==============   ==============

                   *Undistributed investment income--net                                 $   11,066,127   $    9,462,216
                                                                                         ==============   ==============

                    See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
                                                               Class A                               Class B

                    The following per share data
                    and ratios have been derived                          For the                                     For the
                    from information provided in  For the Six             Period   For the Six                         Period
                    the financial statements.       Months    For the     Oct. 21,   Months                           July 30,
                                                    Ended    Year Ended  1994++ to   Ended        For the Year       1993++ to
                    Increase (Decrease) in Net     Nov. 30,    May 31,    May 31,   Nov. 30,      Ended May 31,        May 31,
                    Asset Value:                   1996++++   1996++++     1995     1996++++    1996++++     1995     1994++++
Per Share           Net asset value, beginning
Operating           of period                     $  11.94   $  10.25   $  11.73   $  11.76    $  10.19   $  11.44   $  10.00
Performance:                                      --------   --------   --------   --------    --------   --------   --------
                    Investment income (loss)
                    --net                              .07        .16        .26        .00+++++    .04        .02       (.02)
                    Realized and unrealized
                    gain (loss) on investments
                    and foreign currency
                    transactions--net                 (.04)      1.53      (1.05)      (.03)       1.53       (.69)      1.46
                                                  --------   --------   --------   --------    --------   --------   --------
                    Total from investment
                    operations                         .03       1.69       (.79)      (.03)       1.57       (.67)      1.44
                                                  --------   --------   --------   --------    --------   --------   --------
                    Less dividends and
                    distributions:
                      Investment income--net            --         --       (.15)        --          --       (.04)        --
                      Realized gain on
                      investments--net                  --         --       (.54)        --          --       (.54)        --
                                                  --------   --------   --------   --------    --------   --------   --------
                    Total dividends and
                    distributions                       --         --       (.69)        --          --       (.58)        --
                                                  --------   --------   --------   --------    --------   --------   --------
                    Net asset value, end of
                    period                        $  11.97   $  11.94   $  10.25   $  11.73    $  11.76   $  10.19   $  11.44
                                                  ========   ========   ========   ========    ========   ========   ========

Total Investment    Based on net asset value
Return:**           per share                         .25%+++  16.49%     (6.78%)+++  (.26%)+++  15.41%     (5.91%)    14.40%+++
                                                  ========   ========   ========   ========    ========   ========   ========

Ratios to Average   Expenses                         1.11%*     1.06%      1.23%*     2.14%*      2.09%      2.13%      2.07%*
Net Assets:                                       ========   ========   ========   ========    ========   ========   ========
                    Investment income (loss)
                    --net                            1.10%*     1.47%      4.64%*      .06%*       .37%       .23%      (.19%)*
                                                  ========   ========   ========   ========    ========   ========   ========

Supplemental        Net assets, end of period
Data:               (in thousands)                $ 99,393   $116,628   $ 74,478   $803,110    $945,368   $961,941   $844,295
                                                  ========   ========   ========   ========    ========   ========   ========
                    Portfolio turnover              19.48%     71.86%     63.95%     19.48%      71.86%     63.95%     50.63%
                                                  ========   ========   ========   ========    ========   ========   ========
                    Average commission rate
                    paid++++++                    $  .0002   $  .0005         --   $  .0002    $  .0005         --         --
                                                  ========   ========   ========   ========    ========   ========   ========

                                                               Class C                               Class D
                    The following per share data
                    and ratios have been derived                          For the                                     For the
                    from information provided in  For the Six             Period   For the Six                         Period
                    the financial statements.       Months    For the     Oct. 21,   Months                           July 30,
                                                    Ended    Year Ended  1994++ to   Ended        For the Year       1993++ to
                    Increase (Decrease) in Net     Nov. 30,    May 31,    May 31,   Nov. 30,      Ended May 31,        May 31,
                    Asset Value:                   1996++++   1996++++     1995     1996++++    1996++++     1995     1994++++
Per Share           Net asset value, beginning
Operating           of period                     $  11.65   $  10.10   $  11.62   $  11.94    $  10.27   $  11.51   $  10.00
Performance:                                      --------   --------   --------   --------    --------   --------   --------
                    Investment income--net             .00+++++   .05        .24        .05         .13        .10        .04
                    Realized and unrealized
                    gain (loss) on investments
                    and foreign currency
                    transactions--net                 (.03)      1.50      (1.09)      (.04)       1.54       (.68)      1.47
                                                  --------   --------   --------   --------    --------   --------   --------
                    Total from investment
                    operations                        (.03)      1.55       (.85)       .01        1.67       (.58)      1.51
                                                  --------   --------   --------   --------    --------   --------   --------
                    Less dividends and
                    distributions:
                      Investment income--net            --         --       (.13)        --          --       (.12)        --
                      Realized gain on
                      investments--net                  --         --       (.54)        --          --       (.54)        --
                                                  --------   --------   --------   --------    --------   --------   --------
                    Total dividends and
                    distributions                       --         --       (.67)        --          --       (.66)        --
                                                  --------   --------   --------   --------    --------   --------   --------
                    Net asset value, end
                    of period                     $  11.62   $  11.65   $  10.10   $  11.95    $  11.94   $  10.27   $  11.51
                                                  ========   ========   ========   ========    ========   ========   ========

Total Investment    Based on net asset
Return:**           value per share                  (.26%)+++ 15.35%     (7.36%)+++   .08%+++   16.26%     (5.11%)    15.10%+++
                                                  ========   ========   ========   ========    ========   ========   ========

Ratios to Average   Expenses                         2.15%*     2.09%      2.30%*     1.36%*      1.31%      1.34%      1.31%*
Net Assets:                                       ========   ========   ========   ========    ========   ========   ========
                    Investment income--net            .05%*      .45%      4.26%*      .83%*      1.13%       .85%       .55%*
                                                  ========   ========   ========   ========    ========   ========   ========

Supplemental        Net assets, end of
Data:               period (in thousands)         $ 41,124   $ 46,985   $ 25,822   $155,591    $175,151   $188,583   $208,007
                                                  ========   ========   ========   ========    ========   ========   ========
                    Portfolio turnover              19.48%     71.86%     63.95%     19.48%      71.86%     63.95%     50.63%
                                                  ========   ========   ========   ========    ========   ========   ========
                    Average commission
                    rate paid++++++               $  .0002   $  .0005         --   $  .0002    $  .0005         --         --
                                                  ========   ========   ========   ========    ========   ========   ========

                   *Annualized.
                  **Total investment returns exclude the effect of sales loads.
                 +++Aggregate total investment return.
               +++++Amount is less than $.01 per share.
                  ++Commencement of Operations.
                ++++Based on average shares outstanding during the period.
              ++++++For fiscal years beginning on or after September 1, 1995, the
                    Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average
                    Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.

                    See Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch International Equity Fund (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt, and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell stock index futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

* Options--The Fund is authorized to write and purchase put and call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Deferred organization expenses and prepaid registration fees-- Deferred organization expenses are charged to expense on a straight-line basis over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 0.75%, on an annual basis, of the average daily value of the Fund's net assets. MLAM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K., Ltd. ("MLAM U.K."), an affiliate of MLAM, pursuant to which MLAM pays MLAM U.K. a fee in an amount to be determined from time to time by MLAM and MLAM U.K. but in no event in excess of the amount that MLAM actually receives. For the six months ended November 30, 1996, MLAM paid MLAM U.K. a fee of $604,729 pursuant to such Agreement.

Pursuant to the distribution plans (the "Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                          Account       Distribution
                                       Maintenance Fee      Fee

Class B                                     0.25%          0.75%
Class C                                     0.25%          0.75%
Class D                                     0.25%           --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended November 30, 1996, MLFD earned underwriting discounts and commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:


                                        MLFD          MLPF&S

Class A                                $  290        $ 4,154
Class D                                $3,866        $54,775


NOTES TO FINANCIAL STATEMENTS (concluded)


For the six months ended November 30, 1996, MLPF&S received contingent deferred sales charges of $1,122,825 and $10,372 relating to transactions in Class B and Class C Shares, respectively.

In addition, MLPF&S received $50,954 in commissions on the execution of portfolio security transactions for the Fund for the six months ended November 30, 1996.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of MLAM, PSI, MLPF&S, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended November 30, 1996 were $221,943,033 and $359,941,793, respectively.

Net realized and unrealized gains (losses) as of November 30, 1996 were as follows:

                                     Realized     Unrealized
                                      Gains         Gains
                                     (Losses)      (Losses)

Investments:
Long-term                       $  26,635,510  $  60,839,083
Short-term                               (675)     2,347,871
Stock index futures contracts       2,892,184     (1,462,517)
Options written                      (806,788)        55,071
Options purchased                    (541,490)      (799,956)
                                -------------  -------------
Total investments                  28,178,741     60,979,552
Currency transactions:
Options purchased                    (190,765)        (3,520)
Forward foreign exchange
contracts                           2,616,095        258,183
Foreign currency transactions        (627,233)    (1,044,462)
                                -------------  -------------
Total currency transactions         1,798,097       (789,799)
                                -------------  -------------
Total                           $  29,976,838  $  60,189,753
                                =============  =============


Transactions in call options written for the six months ended
November 30, 1996 were as follows:


                                    Par Value
                                    Covered by     Premiums
                                 Written Options   Received

Outstanding call options
written at beginning of period  $         150  $     450,000
Options written                           288      1,240,523
Options exercised                        (150)      (450,000)
                                -------------  -------------
Outstanding call options
written at end of period        $         288  $   1,240,523
                                =============  =============


Transactions in put options written for the six months ended
November 30, 1996 were as follows:

                                    Par Value
                                    Covered By     Premiums
                                 Written Options     Paid

Outstanding put options written
at beginning of period          $       3,655  $      85,750
Options expired                        (3,655)       (85,750)
                                -------------  -------------
Outstanding put options written
at end of period                $          --  $          --
                                =============  =============


As of November 30, 1996, net unrealized appreciation for Federal income tax purposes aggregated $62,442,069, of which $129,356,990 related to appreciated securities and $66,914,921 related to depreciated securities. At November 30, 1996, the aggregate cost of investments, net of options written, for Federal income tax purposes was $1,038,476,072.

4. Beneficial Interest Transactions:
Net decrease in net assets derived from beneficial interest trans-actions was $180,302,991 and $149,701,161 for the six months ended November 30,1996 and the year ended May 31, 1996, respectively.

Transactions in shares of beneficial interest for each class were as follows:


Class A Shares for the Six Months                   Dollar
Ended November 30, 1996               Shares        Amount

Shares sold                         2,166,232  $  25,558,166
Shares redeemed                    (3,628,894)   (42,807,015)
                                -------------  -------------
Net decrease                       (1,462,662) $ (17,248,849)
                                =============  =============


Class A Shares for the                              Dollar
Year Ended May 31, 1996               Shares        Amount

Shares sold                         8,917,021  $  98,608,956
Shares redeemed                    (6,414,907)   (71,336,354)
                                -------------  -------------
Net increase                        2,502,114  $  27,272,602
                                =============  =============


Class B Shares for the Six Months                   Dollar
Ended November 30, 1996               Shares        Amount

Shares sold                         5,027,349  $  58,158,391
Shares redeemed                   (16,852,753)  (195,051,657)
Automatic conversion of shares        (81,505)      (942,332)
                                -------------  -------------
Net decrease                      (11,906,909) $(137,835,598)
                                =============  =============


Class B Shares for the                              Dollar
Year Ended May 31, 1996               Shares        Amount

Shares sold                        20,260,350  $ 222,170,714
Shares redeemed                   (33,910,956)  (370,155,135)
Automatic conversion of shares       (343,919)    (4,169,385)
                                -------------  -------------
Net decrease                      (13,994,525) $(152,153,806)
                                =============  =============


Class C Shares for the Six Months                   Dollar
Ended November 30, 1996               Shares        Amount

Shares sold                         1,102,305  $  12,612,424
Shares redeemed                    (1,595,328)   (18,297,805)
                                -------------  -------------
Net decrease                         (493,023) $  (5,685,381)
                                =============  =============


Class C Shares for the                              Dollar
Year Ended May 31, 1996               Shares        Amount

Shares sold                         3,578,857  $  39,004,743
Shares redeemed                    (2,103,452)   (22,986,000)
                                -------------  -------------
Net increase                        1,475,405  $  16,018,743
                                =============  =============


Class D Shares for the Six Months                   Dollar
Ended November 30, 1996               Shares        Amount

Shares sold                         1,620,972  $  19,113,635
Automatic conversion of shares         79,959        942,332
Shares redeemed                    (3,353,981)   (39,589,130)
                                -------------  -------------
Net decrease                       (1,653,050) $ (19,533,163)
                                =============  =============

Class D Shares for the                              Dollar
Year Ended May 31, 1996               Shares        Amount

Shares sold                         5,012,975  $  55,718,753
Automatic conversion of shares        340,392      4,169,385
Shares redeemed                    (9,050,483)  (100,726,838)
                                -------------  -------------
Net decrease                       (3,697,116) $ (40,838,700)
                                =============  =============


5. Commitments:
At November 30, 1996, the Fund had entered into foreign exchange contracts, in addition to the contracts listed on the Schedule of Investments, under which it had agreed to purchase and sell foreign currency with an approximate value of $7,431,000 and $23,990,000, respectively.

6. Subsequent Event:
On December 1, 1996, the Fund's Board of Directors declared an ordinary income dividend in the amount of $0.311766 per Class A Share, $0.168234 per Class B Share, $0.203711 per Class C Share and $0.276184 per Class D Share, and a long-term capital gains distribution of $0.288428 per share for each of the four classes, payable on December 19, 1996 to shareholders of record December 11, 1996.



PORTFOLIO CHANGES


For the Quarter Ended November 30, 1996

Additions

ASDA Group PLC
Akzo Nobel N.V.
Anglian Water PLC
Arab-Malaysian Merchant Bank
  Holdings BHD
Astra AB (Class A)
Cable & Wireless PLC
Central European Media Enterprises Ltd.
  (Class A)
Commerzbank AG
Corporacion Bancaria de Espana S.A.
Degussa AG
Empresa Nacional de Electricidad S.A.
  (Endesa)
Evander Gold Mines Ltd.
Hume Industries (Malaysia) BHD
Imperial Tobacco Group PLC
Internatio-Muller N.V.
Italcementi S.p.A.
Land Securities PLC
Malaysian Airline System BHD
Millennium Chemicals Inc.
P.T. Telekomunikasi Indonesia (ADR)
Philips Electronics N.V.
RAO Gazprom (ADR)
Renong BHD
SGS-Thomson Microelectronics N.V.
Severn Trent PLC
Sharp Corporation
Telefonica de Espana S.A.
Tenaga Nasional BHD
Thames Water PLC
Thyssen AG
United Utilities PLC
Yorkshire Water PLC


Deletions

AEGON N.V. (Ordinary)
Bank Hapoalim Ltd.
Bayer AG (Ordinary)
British Gas PLC (Ordinary)
British Telecommunications PLC (Ordinary)
Chukyo Coca-Cola Bottling Co., Ltd.
Ciba-Geigy AG (Registered)
Cifra, S.A. de C.V. `C'
Fiat S.p.A. (Ordinary)
Fochi Filippo S.p.A.
Fortis Amev N.V.
Fuji Fire & Marine Insurance Co., Ltd.
Hokkaido Coca-Cola Bottling Co., Ltd.
  (Class B)
Inspec Group PLC (Rights)
Invercorporacion, S.A. de C.V. 'A1'
Kinki Coca-Cola Bottling Co., Ltd.
Kinross Mines Ltd.
Koor Industries Ltd.
Mannesmann AG
Maruichi Steel Tube, Ltd.
Mikuni Coca-Cola Bottling Co., Ltd.
Mostostal-Export S.A. (Series E)
Nippon Fire & Marine Insurance Co., Ltd.
Norsk Hydro A.S.
Royal PTT Nederland N.V.
SKF AB 'B' Free
Sandoz AG
Sangetsu Co., Ltd.
Sanyo Coca-Cola Bottling Co., Ltd.
Volvo AB (Class B)



OFFICERS AND TRUSTEES

Arthur Zeikel, President and Trustee
Donald Cecil, Trustee
Edward H. Meyer, Trustee
Charles C. Reilly, Trustee
Richard R. West, Trustee
Edward D. Zinbarg, Trustee
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior
  Vice President
Andrew John Bascand, Vice President
Donald C. Burke, Vice President
Adrian Holmes, Vice President
Grace Pineda, Vice President
Stephen I. Silverman, Vice President
Gerald M. Richard, Treasurer
Ira P. Shapiro, Secretary

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
(800) 637-3863


Merrill Lynch
International
Equity Fund
Management
Team

Andrew John Bascand--Senior Portfolio Manager/Asset Allocator. As the Fund's Asset Allocator, Mr. Bascand is primarily responsible for determining the allocation of the Fund's assets among equity markets in Europe, the emerging markets and the Pacific Basin.

Adrian Holmes--Co-Portfolio Manager--European Investments. Mr.
Holmes is primarily responsible for the Fund's European investments.

Grace Pineda--Co-Portfolio Manager--Emerging Markets Investments.
Ms. Pineda is primarily responsible for investments in emerging markets in Europe, Latin America and the smaller markets in the Pacific Basin.

Stephen I. Silverman--Co-Portfolio Manager--Pacific Basin
Investments. Mr. Silverman is primarily responsible for the Fund's investments in the larger Pacific Basin markets.